Acquisitions, Disposals, and Related Items	12 Months Ended
Jan. 31, 2016
Business Combinations [Abstract]
Acquisitions, disposals, and related items
Acquisitions, Disposals and Related Items
In fiscal 2016, the Company completed the following transaction that impacts the operations of Walmart International:
Yihaodian
In July 2015, the Company completed the purchase of all of the remaining noncontrolling interest in Yihaodian, our e-commerce operations in China, for approximately $760 million, using existing cash to complete this transaction.
In fiscal 2015, the Company completed the following transactions that impact the operations of Walmart International:
Walmart Chile
In fiscal 2014, the redeemable noncontrolling interest shareholders exercised put options that required the Company to purchase their shares in Walmart Chile. In February 2014, the Company completed this transaction for approximately $1.5 billion using existing cash of the Company, increasing its ownership interest in Walmart Chile to 99.7 percent. In March 2014, the Company completed a tender offer for most of the remaining noncontrolling interest shares at the same value per share as was paid to the redeemable noncontrolling interest shareholders. As a result of completing these transactions, the Company owns substantially all of Walmart Chile.
Vips Restaurant Business in Mexico
In fiscal 2014, Walmex, a majority-owned subsidiary of the Company, entered into a definitive agreement with Alsea S.A.B. de C.V. to sell the Vips restaurant business ("Vips") in Mexico. The sale of Vips was completed on May 12, 2014. The Company received $671 million of cash and recognized a net gain of $262 million in discontinued operations at the time of the sale.